Exhibit 32

WINTHROP RESIDENTIAL ASSOCIATES I, A LIMITED PARTNERSHIP

FORM 10-QSB SEPTEMBER 30, 2006

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Winthrop Residential Associates I, A Limited Partnership, (the “Partnership”), on Form 10-QSB for the quarterly period ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: November 14, 2006	/s/ Eggert Dagbjartsson_____
Eggert Dagbjartsson
Chief Executive Officer

Date: November 14, 2006	/s/Andrew Prague
Andrew Prague
Chief Financial Officer

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